Supplement dated July 10, 2018
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2018,
Issued by Integrity Life Insurance Company
through its Separate Account I

This is a supplement to the VAROOM prospectuses identified above. This supplement describes changes to ETFs that are available for purchase through Subaccounts of your VAROOM variable annuity. Please retain this supplement for future reference.

In Part 1 – Fees and Expense Tables and Summary of Contract, in the section titled “Total Annual Fund Operating Expenses,” the fee and expense information related to the Shares of the ETFs listed below is replaced with the following current fee and expense information:

Total Annual Fund Operating Expenses
Gross annual Fund expenses1 as a percentage of average net assets in each Fund:

Fund	Management Fees	12b-1 Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Gross Expenses
Fixed Income Subaccounts:
iShares Core U.S. Aggregate Bond ETF [2,3,4]	0.05%	0.00%	0.00%	0.01%	0.06%
iShares iBoxx $ High Yield Corporate Bond ETF [2]	0.49%	0.00%	0.00%	0.00%	0.49%
iShares Intermediate Credit Bond ETF [2,5]	0.06%	0.00%	0.00%	0.00%	0.06%
iShares TIPS Bond ETF [2]	0.20%	0.00%	0.00%	0.00%	0.20%
International and Alternative Subaccounts:
iShares International Treasury Bond ETF [2]	0.35%	0.00%	0.00%	0.00%	0.35%
(1) The Fund’s expenses were provided in the most recent prospectus for the Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning the Fund’s fees and expenses are contained in the prospectus for the Fund.
(2) The iShares Trust's investment advisory agreement provides that the Fund’s advisor will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
(3) “Acquired Fund Fees and Expenses” (“AFFE”) reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of AFFE is included in the total returns of the Fund.
(4) The fund’s net expenses are 0.05%. The Fund’s advisor has contractually agreed to waive a portion of its management fees in an amount equal to the AFFE, if any, attributable to investments by the Fund in other registered investment companies advised by the Fund's advisor, or its affiliates, through June 30, 2026. The contractual waiver may be terminated prior to June 30, 2026 only upon written agreement of the Trust and advisor.
(5) The expense information in the table has been restated to reflect the Fund’s current fees.

In Part 3 – Your Investments Options, in the section titled “The Variable Account Options,” each of the following ETFs’ descriptions are deleted in their entirety and replaced with the following:

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Fixed Income Funds:

iShares® iBoxx $ High Yield Corporate Bond ETF
The Fund seeks to track investment results of the Markit iBoxx ® USD Liquid High Yield Index, which is a rules-based index consisting of the liquid, U.S. dollar-denominated, high yield corporate bonds for sale in the United States. The index is designed to provide a broad representation of the U.S. dollar-denominated liquid high yield corporate bond market. The index is a modified market-value weighted index with a cap on each issuer of 3%. There is no limit to the number of issues in the index. A significant portion of the index is represented by securities of companies in the consumer services sector. The components of the index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® Intermediate Credit Bond ETF
The Fund seeks to track investment results of the Bloomberg Barclays U.S. Intermediate Credit Bond Index, which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than one year and less than or equal to 10 years. A significant component of the index is represented by securities of financials and industrials companies. The components of the index, and the degree to which these components represent certain industries, are likely to change over time. The index includes investment-grade credit securities that have a remaining maturity of greater than one year and less than or equal to 10 years and have $250 million or more of outstanding face value. In addition, the securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The index is market-capitalization weighted, and the securities in the index are updated on the last business day of each month.

iShares® TIPS Bond ETF
The Fund seeks to track investment results of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $300 million or more of outstanding face value. In addition, the securities in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market-capitalization weighted, and the securities in the index are updated on the last calendar day of each month.

International and Alternative Funds:

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iShares® International Treasury Bond ETF
The Fund seeks to track investment results of the S&P International Sovereign Ex-U.S. Bond Index, which is a broad, diverse, market value-weighted index designed to measure the performance of sovereign bonds issued in local currencies by developed market countries outside the U.S. The index methodology is designed to balance the weighting of each country within the index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. To be eligible for inclusion in the index, the issuing country must be a “Developed Country” as classified by the S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). As of October 31, 2017, the index included securities issued by the governments in the following 17 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, and the United Kingdom. The index includes bonds having a remaining maturity greater than one year.

For more information about these ETFs, including the risks of investing, refer to the ETF’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

IL-79-17079-1807

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